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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of report (Date of earliest event
                           reported) June 12, 1997
                                    -------------



             Credit Suisse First Boston Mortgage Securities Corp.
       -------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


         Delaware                  333-25751           13-3320910
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(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)     Identification No.)


                            Eleven Madison Avenue
                          New York, New York  10010
                      -------------------------------
                       (Address of Principal Executive
                            Offices and Zip Code)

    Registrant's telephone number, including area code (212) 325-2000
                                                      -------------------

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Item 5.   Other Events
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Filing of Collateral Term Sheets and Structural Term Sheets.
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     In connection with  the proposed offering of Credit  Suisse First Boston
Mortgage Securities Corp. (the "Company") Commercial Mortgage Pass-Through Certificates, Series 1997-C1, Credit Suisse First Boston Corporation (the "Underwriter"), has prepared certain materials (the "Collateral Term Sheets and Structural Term Sheets") for distribution to its potential investors. Although the Company provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Collateral Term Sheets and Structural Term Sheets.

     The Collateral Term Sheets and Structural Term Sheets are attached hereto as Exhibit 99. These Collateral Term Sheets and Structural Term Sheets supersede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma Financial
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         Information and Exhibits.
         ------------------------

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

     The following  is filed herewith.   The exhibit number  corresponds with
Item 601(b) of Regulation S-K.

     Exhibit No.                   Description
     -----------                   -----------

         99                   Collateral  Term  Sheets  and  Structural  Term
                              Sheets




                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CREDIT SUISSE FIRST BOSTON MORTGAGE
                              SECURITIES CORP.



                           By: /s/ Allan J. Baum
                               -----------------------
                               Name:  Allan J. Baum
                               Title: Vice President




Dated:    June 13, 1997



                                Exhibit Index
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Exhibit                                                                Page
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99.  Collateral Term Sheets and Structural Term Sheets                   6